UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-00834
Name of Registrant:	Vanguard Windsor Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2015 – April 30, 2016
Item 1: Reports to Shareholders

Semiannual Report | April 30, 2016

Vanguard Windsor™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	16
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangements.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2016
Total
Returns
Vanguard Windsor Fund
Investor Shares	-2.18%
Admiral™ Shares	-2.14
Russell 1000 Value Index	1.93
Multi-Cap Value Funds Average	0.47
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2015, Through April 30, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$21.06	$19.18	$0.165	$1.269
Admiral Shares	71.04	64.70	0.591	4.279

1

Chairman’s Letter

Dear Shareholder,

Anyone hoping that the financial markets might become a bit more settled after the Federal Reserve’s long-anticipated rate increase—announced December 16—would have been disappointed during the six months ended April 30, 2016. Stocks slumped in December through mid-February before rebounding to finish the period just inside positive territory. That volatility led investors to favor safer assets, a trend that generally benefited larger-capitalization stocks and more defensive sectors.

Because Vanguard Windsor Fund often looks for opportunities beyond traditional defensive sectors, it didn’t participate as much in their relative outperformance. With stock selection disappointing in some sectors as well, the fund returned –2.18% for Investor Shares and –2.14% for Admiral Shares, with their lower expense ratio. Those results lagged the 1.93% return of the fund’s benchmark, the Russell 1000 Value Index, and the average return of 0.47% for multi-capitalization value peers.

U.S. stocks traveled a rocky road, finishing the period about even

The broad U.S. stock market delivered little in the way of returns for a half year marked by inconsistency, sharp declines, and even sharper rallies.

After struggling during the first four months of the period, U.S. stocks rebounded in the final two. Most of the surge came in March as investors cheered the Federal Reserve’s

2

indication that it would scale back its original plan for interest rate hikes in 2016. Continued aggressive stimulus by central bankers in Europe and Asia and a recovery in oil prices also helped.

International stocks traced an even rockier path than their U.S. counterparts en route to modestly negative returns. Developed markets, especially Europe, notched weak results, while emerging markets managed a slight advance.

Bonds have proved attractive with help from the Fed

The broad U.S. bond market returned 2.82% for the half year. After retreating in November and December, it recorded positive results for each of the next four months. It also received a boost from the Fed’s cautious approach to raising short-term interest rates.

The yield of the 10-year U.S. Treasury note closed at 1.83% at the end of April, down from 2.17% six months earlier. (Bond prices and yields move in opposite directions.)

Even though the Fed raised short-term interest rates a quarter of a percentage point, the target rate of 0.25%–0.5% was still very low historically, and it restrained returns for money market funds and savings accounts.

Market Barometer

	Total Returns
	Periods Ended April 30, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.22%	0.34%	10.81%
Russell 2000 Index (Small-caps)	-1.90	-5.94	6.98
Russell 3000 Index (Broad U.S. market)	0.06	-0.18	10.50
FTSE All-World ex US Index (International)	-1.52	-10.65	0.25

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.82%	2.72%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.55	5.29	5.37
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.10	0.05

CPI
Consumer Price Index	0.60%	1.13%	1.25%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 8.72%, boosted by foreign currencies’ strength against the dollar—a reversal from the trend of recent years. Even without this currency benefit, however, their returns were solid.

Skittish investors favored utilities and telecom stocks

Although underperformance is always disappointing, the Windsor fund held true to the distinctive strategy that has served it well in the past. Wellington Management Company and Pzena Investment Management, the fund’s advisors, both aim to produce better returns than the fund’s large-cap, value-oriented benchmark over the long term, each carrying out its own company-by-company search for the most undervalued securities.

Lighter-than-benchmark allocations to defensive sectors, which have been a positive for the fund at times, proved a handicap. Market volatility sparked by sharp shifts in the outlook for interest rates and growth led nervous investors to gravitate toward defensive sectors, which tend to offer relatively stable revenues and attractive dividends. Even as the overall stock market ended virtually flat for the six months, the telecommunication services and utilities stocks in the benchmark produced double-digit gains.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.39%	0.29%	1.15%

The fund expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2016, the fund’s annualized expense ratios were 0.31% for Investor Shares and 0.21% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Multi-Cap Value Funds.

4

Do U.S.-based multinationals provide enough global diversification?

Some investors believe that their portfolios get enough exposure to international stocks through their holdings in large-capitalization, multinational U.S. companies such as the ones represented in the Standard & Poor’s 500 Index. After all, those firms generated almost half of their total sales outside the United States in 2014.*

However, international exposure based only on a broad index of U.S.-based companies would be patchy at best. The near-even split of domestic and foreign sales for S&P 500 companies is an average; when you look at individual sectors, a different picture emerges. Information technology firms earned the highest percentage of sales abroad (almost 60% in 2014). Utilities and telecommunication services, which tend to operate regionally or nationally, generated the least overseas revenue.

As the chart below shows, such a portfolio would also differ significantly from a broadly diversified global portfolio in some sector weightings. It would, for example, have more exposure to IT and health care stocks and considerably less to materials and financials.

The bottom line: Large-cap U.S. stocks can give you a degree of exposure to international economic and market forces, but not to the same extent as a combination of both U.S. and
non-U.S. stocks.

S&P 500 Index sector weightings vary from those of global stocks
(Differences in percentage points)

Notes: Data are 12-month-average sector weightings as of March 31, 2016. Global stocks are represented by the FTSE All-World Index.
Sources: Vanguard calculations, based on data from S&P Dow Jones Indices LLC and FTSE International Limited.

* All S&P 500 Index and sector revenue data are from S&P Dow Jones Indices LLC for 2014.
There are additional risks when investing outside the United States, including the possibility that returns will be hurt by a decline in the value of foreign currencies or by unfavorable developments in a particular country or region.

5

The fund’s advisors saw more potential over the longer term in some cyclical sectors, including consumer discretionary and information technology, both of which posted negative six-month returns. The fund had about 10% of its assets in consumer discretionary stocks at the end of the period, about double the benchmark’s exposure. In technology, which accounted for close to 16% of its assets at the close of the half year, the fund had an overweight allocation to the volatile semiconductor segment.

Subpar stock selection also contributed to the fund’s underperformance. Its insurance holdings were a drag on returns in the financial sector. That industry tends to be more sensitive to movements in longer-term interest rates, which ended the period significantly lower. A few positions in transportation and electrical equipment accounted for a good part of the lag in industrials. And in consumer discretionary, the leisure segment disappointed.

There were some bright spots, however. The fund was underweighted in energy stocks, which have been on a roller-coaster as the price of oil has dropped and rebounded along with concerns about supply. Holding some of the better performers and sidestepping some of the worst helped the fund beat its benchmark in this sector. Holdings in consumer staples, especially among food companies, were supportive as well.

For more information about the advisors’ approach and the fund’s positioning during the year, please see the Advisors’ Report that follows this letter.

Whether a fund is indexed or active, low costs and talent matter

If you listen to some investing pundits, you might think index and actively managed investing are incompatible opposites. We at Vanguard don’t see it that way.

To us, it’s not index versus active. In fact, depending on your goals, it could well be both.

Vanguard is a pioneer in index investing. In 1976, we opened the first index mutual fund, giving shareholders an opportunity to track the performance of the S&P 500 Index. But our roots in active management—which aims to choose investments that will outperform the market—go back to the 1929 launch of what became Vanguard Wellington™ Fund.

Our index and active funds share important traits. Both are low-cost, and as their assets grow, we can further cut expenses and pass on the economies of scale to investors. That allows you to keep more of your fund’s returns.

6

And low costs aren’t the whole story. Talent and experience are vital regardless of a fund’s management style.

Portfolio managers in our Equity Index Group and Fixed Income Group have honed their indexing expertise over decades. That knowledge helps our index funds meet their objectives of closely tracking their benchmarks.

Our active funds, too, benefit from world-class managers—both our own experts and premier money managers we hire around the globe. There’s no guarantee that active management will lead to market-beating results, but the combination of talent and low costs can give investors a better chance of success.

If you’d like to know more, see Keys to Improving the Odds of Active Management Success and The Case for Index-Fund Investing, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 11, 2016

7

Advisors’ Report

For the fiscal year ended April 30, 2016, Investor Shares of Vanguard Windsor Fund returned –2.18% and lower-cost Admiral Shares returned –2.14%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These reports were prepared on May 17, 2016.

Wellington Management Company llp

Portfolio Manager:

James N. Mordy, Senior Managing Director
and Equity Portfolio Manager

U.S. stocks ended the six months in positive territory, though it was a wild ride. Macroeconomic concerns (China, oil, credit spreads, Fed tightening, negative interest rates in Europe and Japan, the U.S. presidential campaign, and recession fears) dominated early in the period. After a sharp stock correction, investor psychology pivoted, leading to a value-driven rally that erased earlier losses.

Although a number of longer-term issues remained unresolved, there were some positive developments: U.S. economic data improved modestly, a new round of fiscal stimulus began in China, and credit spreads

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	69	11,587	Seeks to provide long-term total returns above both the
Company LLP			S&P 500 and value-oriented indexes over a complete
			market cycle through bottom-up, fundamentally driven
			stock selection focused on undervalued securities.
Pzena Investment Management,	29	4,914	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	2	226	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

8

narrowed. The U.S. dollar’s stability boosted depressed oil and commodity prices, which also lifted returns. As did short covering by hedge funds and a sense that valuation premiums being paid for safety had simply gone too far.

Lower-beta and relatively “safer” areas of the market outperformed. Financials was our worst-performing sector; it declined –2.1% for the index, driven largely by adverse selection. Top individual detractors included Ameriprise Financial and Principal Financial Group, which were hurt by uncertainty about the Department of Labor’s new fiduciary rules. Our overweighted exposure to banks and insurance, two industries that would benefit from higher interest rates, further weighed on relative results.

We also lagged in industrials. Macroeconomic factors caused the manufacturing sector to struggle for much of the period. Although stocks including Honeywell and Raytheon (both of which we own) outperformed, we missed a positive return in General Electric, which holds a large weighting in the index. Additionally, more financially levered holdings such as Hertz, Sensata Technologies, and Rexel experienced significant pressure. We eliminated our position in Rexel.

In consumer discretionary, our holdings in Norwegian Cruise Line and Delphi Automotive detracted from returns. Norwegian gave back a portion of its strong gains because of concerns about the Zika virus and, more recently, because of investor nervousness about the health of the emerging market for cruising in China. We nevertheless expect favorable industry conditions to persist over the next several years and believe the stock is quite undervalued.

Delphi disappointed on investors’ fear of a maturing global auto cycle. We maintain our position as we believe the company is well-positioned to take advantage of consumers’ growing demand for safe, green, connected vehicles.

Information technology was our best sector on a relative basis. We owned a number of strong performers, including Arrow Electronics and Avago Technologies. We were also rewarded for our underweighted exposure to benchmark constituent Apple, which fell more than 20% during the period.

We captured positive returns in health care as well, benefiting from our large position in Bristol-Myers Squibb, a leader in immuno-oncology. We continue to believe most investors are underestimating its potential, and we see substantial earnings upside versus consensus over the next few years. Our position in Medtronic also aided relative results. The company is a major player in transcatheter aortic valve replacement (TAVR), which has been a healthy performance driver. Our avoidance of Gilead Sciences, which fell nearly 20% on weaker-than-expected first-quarter results, was another positive.

9

Our sector positioning has not changed meaningfully over the past six months. However, we did increase our exposure to the energy and health care sectors and decrease our exposure to consumer discretionary. At the end of the period, we remained overweighted in financials, energy, health care, and (slightly) in materials. We had underweighted allocations to consumer staples, information technology, telecommunication services, consumer discretionary, utilities, and industrials.

Looking ahead, we believe near-term recession risks have diminished, which provides a better backdrop for many of our cyclical holdings. We remain relatively bullish on the energy sector after producers’ dramatic cutbacks in drilling. However, global nominal growth remains disappointingly slow despite aggressive monetary stimulus. Many longer-term worries are still unresolved, and with little margin for error, the economy remains vulnerable to any unforeseen shocks. It’s difficult to have high conviction in longer-term macroeconomic forecasts.

We think our best investments will be in companies with good management teams that can drive value through internal improvements. We expect markets to stay volatile and will endeavor to use swings in investor sentiment to identify new longer-term value opportunities for shareholders.

Pzena Investment Management, LLC

Portfolio Managers:

Richard Pzena, Managing Principal
and Co-Chief Investment Officer

John P. Goetz, Managing Principal
and Co-Chief Investment Officer

Benjamin S. Silver, CFA, Principal
and Co-Director of Research

Heading into the end of 2015 and early 2016, the markets dropped sharply, driven by a decline in energy prices and fears of a collapse in emerging markets. The Russell 1000 Value Index troughed in early February before sentiment quickly reversed, finishing up 1.9% for the six months ended April 30, 2016. Our investments in global money centers and investment banks as well as a lack of exposure to utilities caused the portfolio to underperform. Our energy companies did a bit better.

Our financial holdings consist of global banks, insurers, asset managers, and wealth management companies. They were affected by fears and uncertainties about declining interest rates, increased regulation, and loans to energy and commodity companies, which significantly reduced global and investment bank valuations.

10

The top detractors were Bank of America and Citigroup. Bank of America’s performance was hurt by long-term interest rates. Most of its businesses showed year-on-year growth, and the bank continued to bring down expenses, which historically have been higher than those of its peers. Citigroup is among the cheapest U.S. money center banks and trades below tangible book value. It has benefited from ongoing improvement in its institutional client business, steady growth in its global consumer business, and the elimination of Citi Holdings.

We took advantage of the valuation dislocation by repositioning our financial holdings. We trimmed advisory and insurance brokerage Willis Towers Watson when it outperformed after Willis and Towers Watson merged. We also reduced our holdings in property and casualty insurer American International Group (AIG) after a strong quarter and sold our shares in Progressive. We redeployed the proceeds into Voya Financial, Morgan Stanley, Citigroup, Bank of America, and Goldman Sachs.

Our technology exposure detracted slightly because of our position in Seagate Technology. We added Seagate—a dominant manufacturer of hard disk drives—to the portfolio on weakness due to declines in personal computer sales and share loss caused by a missed product cycle. As data moves from PCs to the cloud, demand for commercial hard disk drives will increase and should benefit Seagate’s performance.

Entering 2016, an opportunity presented itself when the broad energy sector collapsed as the price of Brent crude dropped another 25%. Our analysis has shown that oil prices are not sustainable at these levels. As a result, we increased our energy holdings, adding ConocoPhillips, the world’s largest exploration and production company, and Cenovus Energy, a Canadian integrated oil company with a 20+ year reserve life from oil sands. We believe these firms are attractively valued and have some of the strongest balance sheets in the industry, with the financial strength to withstand low prices for a reasonable time.

Other contributors included Parker Hannifin, a manufacturer of motion and control technologies for various mobile, industrial, and aerospace markets, which reported stronger earnings on good cost control. Walmart’s stock rebounded in November, supported by low labor wage inflation and top-line growth through increased investment in the store experience and e-commerce.

We added considerably to our position in Dover, a manufacturer of specialized industrial equipment. The company has a strong balance sheet and a high return on capital due to limited competition and high barriers to entry. Its stock has traded down

11

in line with oil services stocks even though only 26% of its revenues derive from energy. In health care, we added Merck & Co. as a replacement for Aetna. A global leader with a diversified product set and a number of strong franchises, Merck is trading at one of the lowest valuations among global pharmaceutical companies.

In the past, valuation spreads have often been a strong predictor of favorable value investing environments. Spreads have consistently widened since 2011 and approached attractive levels in mid-February. As described, we made some adjustments to our energy and financial holdings to take advantage of the opportunity. Together with mature technology investments, these are now our largest exposures. We have less exposure to sectors deemed “safe,” such as health care, consumer staples, utilities, and telecommunication services.

12

Windsor Fund

Fund Profile
As of April 30, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNDX	VWNEX
Expense Ratio[1]	0.39%	0.29%
30-Day SEC Yield	1.57%	1.69%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	139	688	3,887
Median Market Cap	$29.6B	$54.5B	$51.6B
Price/Earnings Ratio	18.2x	19.8x	22.0x
Price/Book Ratio	1.7x	1.8x	2.7x
Return on Equity	15.9%	12.5%	16.8%
Earnings Growth
Rate	7.0%	2.7%	7.8%
Dividend Yield	2.0%	2.6%	2.1%
Foreign Holdings	8.4%	0.0%	0.0%
Turnover Rate
(Annualized)	31%	—	—
Short-Term
Reserves	1.0%	—	—

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.95	0.95
Beta	1.11	1.10
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Bristol-Myers Squibb Co. Pharmaceuticals		2.3%
American International
Group Inc.	Multi-line Insurance	2.1
Wells Fargo & Co.	Diversified Banks	1.9
Citigroup Inc.	Diversified Banks	1.9
Medtronic plc	Health Care
	Equipment	1.9
MetLife Inc.	Life & Health
	Insurance	1.8
NXP Semiconductors NV Semiconductors		1.7
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	1.6
Arrow Electronics Inc.	Technology
	Distributors	1.5
Merck & Co. Inc.	Pharmaceuticals	1.5
Top Ten		18.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2016, the annualized expense ratios were 0.31% for Investor Shares and 0.21% for Admiral Shares.

13

Windsor Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	10.4%	5.1%	13.5%
Consumer Staples	3.7	7.2	9.0
Energy	12.1	13.7	6.7
Financials	29.7	28.5	17.8
Health Care	14.3	11.8	14.1
Industrials	9.4	10.3	10.8
Information
Technology	15.5	10.8	19.0
Materials	2.5	3.0	3.3
Telecommunication
Services	0.2	2.8	2.4
Utilities	2.2	6.8	3.4

14

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2005, Through April 30, 2016

Note: For 2016, performance data reflect the six months ended April 30, 2016.

Average Annual Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	-6.73%	9.47%	5.30%
Admiral Shares	11/12/2001	-6.67	9.57	5.42

See Financial Highlights for dividend and capital gains information.

15

Windsor Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.8%)[1]
Consumer Discretionary (10.2%)
Delphi Automotive plc	2,755,500	202,887
Lennar Corp. Class A	4,397,790	199,264
Newell Brands Inc.	4,201,300	191,327
* Norwegian Cruise Line
Holdings Ltd.	3,675,200	179,681
Ford Motor Co.	10,435,150	141,501
Ralph Lauren Corp.
Class A	1,135,300	105,821
Omnicom Group Inc.	1,233,100	102,310
DR Horton Inc.	3,018,200	90,727
TJX Cos. Inc.	1,194,400	90,559
Staples Inc.	7,849,780	80,068
PulteGroup Inc.	4,251,400	78,183
News Corp. Class A	5,447,250	67,655
Interpublic Group
of Cos. Inc.	2,254,250	51,712
Lowe’s Cos. Inc.	518,700	39,432
Comcast Corp. Class A	501,800	30,489
News Corp. Class B	1,469,052	19,039
Kohl’s Corp.	343,475	15,216
* Toll Brothers Inc.	484,600	13,230
		1,699,101
Consumer Staples (3.5%)
Ingredion Inc.	1,571,417	180,855
British American
Tobacco plc	2,203,136	134,330
Wal-Mart Stores Inc.	1,770,650	118,403
CVS Health Corp.	1,098,225	110,372
Kellogg Co.	625,000	48,006
		591,966
Energy (11.8%)
Pioneer Natural
Resources Co.	1,625,100	269,929
Royal Dutch Shell
plc ADR	4,270,172	225,849
Anadarko Petroleum
Corp.	3,815,900	201,327
Exxon Mobil Corp.	2,164,725	191,362

	Halliburton Co.	4,511,700	186,378
*	Concho Resources Inc.	1,511,600	175,603
	BP plc ADR	4,150,450	139,372
	Cameco Corp.	8,011,800	100,228
	Hess Corp.	1,533,500	91,427
	Canadian Natural
	Resources Ltd.	2,324,500	69,782
	Cenovus Energy Inc.	3,809,713	60,346
	ConocoPhillips	1,182,450	56,509
	Apache Corp.	881,975	47,979
	Baker Hughes Inc.	922,225	44,599
*,^	Southwestern Energy Co.	3,163,900	42,491
*	Cobalt International
	Energy Inc.	11,783,968	38,062
	Murphy Oil Corp.	826,350	29,534
			1,970,777
Financials (29.1%)
	American International
	Group Inc.	6,216,225	346,990
	Wells Fargo & Co.	6,390,250	319,385
	Citigroup Inc.	6,843,700	316,726
	MetLife Inc.	6,753,425	304,580
	Bank of America Corp.	17,437,800	253,894
	XL Group plc Class A	7,324,975	239,746
	Unum Group	6,203,900	212,235
	Comerica Inc.	4,361,214	193,638
	PNC Financial Services
	Group Inc.	2,177,050	191,102
	Weyerhaeuser Co.	5,607,800	180,123
	American Tower
	Corporation	1,571,600	164,829
	Principal Financial
	Group Inc.	3,575,000	152,581
	JPMorgan Chase & Co.	2,330,400	147,281
	Torchmark Corp.	2,533,100	146,641
	Zions Bancorporation	4,286,244	117,957
	Public Storage	438,900	107,447
	Ameriprise Financial Inc.	1,069,500	102,565
	Goldman Sachs
	Group Inc.	622,300	102,126
	Voya Financial Inc.	3,139,975	101,955

16

Windsor Fund

			Market
			Value•
		Shares	($000)
	Morgan Stanley	3,677,516	99,514
	Boston Properties Inc.	768,600	99,042
	M&T Bank Corp.	811,800	96,052
	Franklin Resources Inc.	2,481,775	92,670
	UBS Group AG	5,063,558	87,448
	Regions Financial Corp.	8,755,700	82,129
	Raymond James
	Financial Inc.	1,550,600	80,895
	Axis Capital Holdings Ltd.	1,418,271	75,551
*	Markit Ltd.	2,051,000	71,559
	State Street Corp.	1,071,075	66,728
	Allstate Corp.	810,397	52,716
	Fifth Third Bancorp	2,857,550	52,322
	Citizens Financial
	Group Inc.	2,062,250	47,122
	KeyCorp	3,482,075	42,795
	Bank of Nova Scotia	600,600	31,497
	Julius Baer Group Ltd.	673,872	28,879
	Willis Towers Watson plc	205,561	25,675
	Invesco Ltd.	695,225	21,559
*	Genworth Financial Inc.
	Class A	2,832,750	9,716
			4,865,670
Health Care (13.9%)
	Bristol-Myers Squibb Co.	5,420,800	391,273
	Medtronic plc	3,959,244	313,374
	Merck & Co. Inc.	4,653,575	255,202
	UnitedHealth Group Inc.	1,687,565	222,219
*	Allergan plc	608,300	131,734
*	HCA Holdings Inc.	1,624,383	130,958
	Johnson & Johnson	1,018,700	114,176
	McKesson Corp.	588,900	98,829
	Aetna Inc.	770,430	86,496
*	Mylan NV	1,884,300	78,594
*	Biogen Inc.	271,100	74,550
	Teva Pharmaceutical
	Industries Ltd. ADR	1,309,000	71,275
	Pfizer Inc.	1,770,875	57,925
	AstraZeneca plc ADR	1,875,300	54,309
	Baxter International Inc.	1,197,863	52,970
	Baxalta Inc.	1,197,863	50,250
	Eli Lilly & Co.	644,200	48,656
	Abbott Laboratories	1,244,998	48,430
	Cigna Corp.	342,391	47,435
			2,328,655
Industrials (9.1%)
	Eaton Corp. plc	3,742,100	236,763
	Honeywell
	International Inc.	2,000,900	228,643
	Raytheon Co.	1,288,684	162,825
	Parker-Hannifin Corp.	1,281,150	148,639
	Kansas City Southern	1,360,385	128,897
*	Sensata Technologies
	Holding NV	3,015,300	113,586
*	Hertz Global
	Holdings Inc.	12,035,900	111,453

	Stanley Black
	& Decker Inc.	991,300	110,946
	Dover Corp.	1,685,342	110,727
	American Airlines
	Group Inc.	1,903,900	66,046
*	IHS Inc. Class A	469,800	57,870
	L-3 Communications
	Holdings Inc.	211,050	27,759
	Masco Corp.	834,148	25,617
			1,529,771
Information Technology (15.1%)
*	NXP Semiconductors NV	3,360,800	286,609
*	Arrow Electronics Inc.	4,161,150	258,407
	Lam Research Corp.	2,981,300	227,771
	Broadcom Ltd.	1,532,000	223,289
	Cisco Systems Inc.	7,642,675	210,097
	Oracle Corp.	3,368,700	134,276
	Skyworks Solutions Inc.	1,972,400	131,796
	Harris Corp.	1,582,115	126,585
*	Alphabet Inc. Class A	147,400	104,342
	Apple Inc.	990,900	92,887
	Intel Corp.	3,012,125	91,207
	Hewlett Packard
	Enterprise Co.	5,372,675	89,509
	Accenture plc Class A	770,700	87,027
*	Micron Technology Inc.	6,860,100	73,746
*	Cognizant Technology
	Solutions Corp. Class A	1,223,300	71,404
	Microsoft Corp.	1,343,675	67,009
	HP Inc.	5,372,675	65,923
	TE Connectivity Ltd.	865,010	51,451
	Seagate Technology plc	2,083,854	45,366
	QUALCOMM Inc.	871,550	44,031
*	ARRIS International plc	1,548,100	35,250
			2,517,982
Materials (2.4%)
	Celanese Corp. Class A	2,278,700	161,104
	PPG Industries Inc.	1,141,600	126,021
	Methanex Corp.	3,454,738	120,778
			407,903
Other (0.4%)
2	Vanguard Value ETF	703,525	58,843

Telecommunication Services (0.2%)
	AT&T Inc.	815,225	31,647

Utilities (2.1%)
	PG&E Corp.	2,221,200	129,274
	NextEra Energy Inc.	835,500	98,238
	Edison International	852,150	60,255
	Entergy Corp.	788,774	59,300
			347,067
Total Common Stocks
(Cost $14,074,690)			16,349,382

17

Windsor Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (2.0%)[1]
Money Market Fund (0.8%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.495%	144,748,069	144,748

		Face
		Amount
		($000)
Repurchase Agreement (0.6%)
	Bank of America
	Securities, LLC .300%,
	5/2/16 (Dated 4/29/16,
	Repurchase Value
	$97,602,000, collateralized
	by Government National
	Mortgage Assn. 4.00%,
	9/20/45, with a value
	of $99,552,000)	97,600	97,600

U.S. Government and Agency Obligations (0.6%)
5	Federal Home Loan Bank
	Discount Notes,
	0.380%–0.387%, 6/8/16	75,000	74,978
[5,6]	Federal Home Loan Bank
	Discount Notes,
	0.582%, 7/8/16	2,000	1,999
[5,6]	Federal Home Loan Bank
	Discount Notes,
	0.335%, 7/22/16	10,000	9,993
5	Federal Home Loan Bank
	Discount Notes,
	0.366%, 8/31/16	5,000	4,994
[5,6]	Federal Home Loan Bank
	Discount Notes,
	0.421%, 9/14/16	4,000	3,995
			95,959
Total Temporary Cash Investments
(Cost $338,295)			338,307
Total Investments (99.8%)
(Cost $14,412,985)			16,687,689

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	1,389
Receivables for Investment Securities Sold 75,524
Receivables for Accrued Income	15,876
Receivables for Capital Shares Issued	53,876
Other Assets	1,495
Total Other Assets	148,160
Liabilities
Payables for Investment Securities
Purchased	(5,456)
Collateral for Securities on Loan	(5,160)
Payables to Investment Advisor	(3,530)
Payables for Capital Shares Redeemed	(63,082)
Payables to Vanguard	(30,820)
Other Liabilities	(815)
Total Liabilities	(108,863)
Net Assets (100%)	16,726,986

18

Windsor Fund

At April 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	14,123,690
Undistributed Net Investment Income	61,558
Accumulated Net Realized Gains	268,019
Unrealized Appreciation (Depreciation)
Investment Securities	2,274,704
Futures Contracts	(906)
Foreign Currencies	(79)
Net Assets	16,726,986

Investor Shares—Net Assets
Applicable to 263,707,318 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,058,039
Net Asset Value Per Share—
Investor Shares	$19.18

Admiral Shares—Net Assets
Applicable to 180,341,895 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,668,947
Net Asset Value Per Share—
Admiral Shares	$64.70

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,950,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 1.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $5,160,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $5,696,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Statement of Operations

Six Months Ended
April 30, 2016
($000)
Investment Income
Income
Dividends[1,2]	156,960
Interest[2]	688
Securities Lending	531
Total Income	158,179
Expenses
Investment Advisory Fees—Note B
Basic Fee	10,565
Performance Adjustment	(4,019)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,050
Management and Administrative—Admiral Shares	7,104
Marketing and Distribution—Investor Shares	484
Marketing and Distribution—Admiral Shares	403
Custodian Fees	65
Shareholders’ Reports—Investor Shares	50
Shareholders’ Reports—Admiral Shares	32
Trustees’ Fees and Expenses	10
Total Expenses	19,744
Net Investment Income	138,435
Realized Net Gain (Loss)
Investment Securities Sold[2]	281,686
Futures Contracts	10,453
Foreign Currencies	(27)
Realized Net Gain (Loss)	292,112
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(810,667)
Futures Contracts	(10,987)
Foreign Currencies	58
Change in Unrealized Appreciation (Depreciation)	(821,596)
Net Increase (Decrease) in Net Assets Resulting from Operations	(391,049)
1 Dividends are net of foreign withholding taxes of $873,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $791,000, $401,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	138,435	312,165
Realized Net Gain (Loss)	292,112	1,182,441
Change in Unrealized Appreciation (Depreciation)	(821,596)	(1,150,369)
Net Increase (Decrease) in Net Assets Resulting from Operations	(391,049)	344,237
Distributions
Net Investment Income
Investor Shares	(41,715)	(88,997)
Admiral Shares	(101,544)	(207,892)
Realized Capital Gain[1]
Investor Shares	(320,822)	(256,420)
Admiral Shares	(735,205)	(533,404)
Total Distributions	(1,199,286)	(1,086,713)
Capital Share Transactions
Investor Shares	157,203	(1,584,067)
Admiral Shares	574,983	1,848,612
Net Increase (Decrease) from Capital Share Transactions	732,186	264,545
Total Increase (Decrease)	(858,149)	(477,931)
Net Assets
Beginning of Period	17,585,135	18,063,066
End of Period[2]	16,726,986	17,585,135
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $9,986,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of period includes undistributed (overdistributed) net investment income of $61,558,000 and $66,409,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Windsor Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.06	$21.98	$19.50	$14.66	$12.92	$12.56
Investment Operations
Net Investment Income	.157	. 356[1]	.279	.255	.252	.184
Net Realized and Unrealized Gain (Loss)
on Investments	(.603)	.026	2.467	4.839	1.729	.346
Total from Investment Operations	(.446)	.382	2.746	5.094	1.981	.530
Distributions
Dividends from Net Investment Income	(.165)	(. 339)	(. 266)	(. 254)	(. 241)	(.170)
Distributions from Realized Capital Gains	(1.269)	(.963)	—	—	—	—
Total Distributions	(1.434)	(1.302)	(.266)	(.254)	(.241)	(.170)
Net Asset Value, End of Period	$19.18	$21.06	$21.98	$19.50	$14.66	$12.92

Total Return[2]	-2.18%	1.76%	14.14%	35.17%	15.56%	4.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,058	$5,379	$7,179	$7,126	$6,711	$6,736
Ratio of Total Expenses to
Average Net Assets[3]	0.31%	0.39%	0.38%	0.37%	0.35%	0.39%
Ratio of Net Investment Income to
Average Net Assets	1.69%	1.64%[1]	1.33%	1.49%	1.80%	1.34%
Portfolio Turnover Rate	31%	28%	38%	40%	68%	49%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.052 and 0.24%, respectively, resulting from income received from Covidien Ltd. In January 2015.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.05%), 0.03%, 0.03%, 0.02%, (0.01%), and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Windsor Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$71.04	$74.17	$65.81	$49.47	$43.59	$42.37
Investment Operations
Net Investment Income	. 559	1.291[1]	1.016	.924	.900	.664
Net Realized and Unrealized Gain (Loss)
on Investments	(2.029)	.062	8.314	16.329	5.844	1.171
Total from Investment Operations	(1.470)	1.353	9.330	17.253	6.744	1.835
Distributions
Dividends from Net Investment Income	(. 591)	(1.235)	(. 970)	(. 913)	(. 864)	(. 615)
Distributions from Realized Capital Gains	(4.279)	(3.248)	—	—	—	—
Total Distributions	(4.870)	(4.483)	(.970)	(.913)	(.864)	(.615)
Net Asset Value, End of Period	$64.70	$71.04	$74.17	$65.81	$49.47	$43.59

Total Return[2]	-2.14%	1.85%	14.24%	35.32%	15.71%	4.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,669	$12,206	$10,884	$9,144	$5,795	$4,994
Ratio of Total Expenses to
Average Net Assets[3]	0.21%	0.29%	0.28%	0.27%	0.25%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.79%	1.74%[1]	1.43%	1.59%	1.90%	1.44%
Portfolio Turnover Rate	31%	28%	38%	40%	68%	49%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.177 and 0.24%, respectively, resulting from income received from Covidien Ltd. In January 2015.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.05%), 0.03%, 0.03%, 0.02%, (0.01%), and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

24

Windsor Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2016, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and for the period ended April 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes,

25

Windsor Fund

and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Pzena Investment Management Company, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $4,019,000 (0.05%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2016, the fund had contributed to Vanguard capital in the amount of $1,389,000, representing 0.01% of the fund’s net assets and 0.56% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

26

Windsor Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	16,186,173	163,209	—
Temporary Cash Investments	144,748	95,959	97,600
Futures Contracts—Liabilities[1]	(812)	—	—
Total	16,330,109	259,168	97,600
1 Represents variation margin on the last day of the reporting period.

E. At April 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2016	1,688	173,788	(906)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2016, the fund realized net foreign currency losses of $27,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

27

Windsor Fund

At April 30, 2016, the cost of investment securities for tax purposes was $14,412,985,000. Net unrealized appreciation of investment securities for tax purposes was $2,274,704,000, consisting of unrealized gains of $3,410,115,000 on securities that had risen in value since their purchase and $1,135,411,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2016, the fund purchased $2,496,057,000 of investment securities and sold $2,737,364,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2016		October 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	236,634	13,307	475,343	22,113
Issued in Lieu of Cash Distributions	352,607	18,204	336,127	15,916
Redeemed	(432,038)	(23,258)	(2,395,537)	(109,171)
Net Increase (Decrease)—Investor Shares	157,203	8,253	(1,584,067)	(71,142)
Admiral Shares
Issued	410,809	6,333	2,381,431	32,225
Issued in Lieu of Cash Distributions	787,586	12,056	697,529	9,787
Redeemed	(623,412)	(9,870)	(1,230,348)	(16,932)
Net Increase (Decrease)—Admiral Shares	574,983	8,519	1,848,612	25,080

I. Management has determined that no material events or transactions occurred subsequent to April 30, 2016, that would require recognition or disclosure in these financial statements.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended April 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	10/31/2015	4/30/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$978.15	$1.52
Admiral Shares	1,000.00	978.65	1.03
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.32	$1.56
Admiral Shares	1,000.00	1,023.82	1.06

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.31% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

30

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor Fund has renewed the fund’s investment advisory arrangements with Pzena Investment Management, LLC (Pzena), and Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Pzena. Founded in 1995, Pzena is a global investment management firm that employs a classic value investment approach. Pzena seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena’s research team conducts intensive fundamental research, buying companies only when the problems are judged to be temporary, management has a viable strategy to generate earnings recovery, and there is meaningful downside protection in case earnings do not recover. Pzena has advised a portion of the fund since 2012.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally-driven approach, Wellington Management invests in solid companies whose current fundamentals are depressed relative to longer-term earnings potential. The advisor has the ability to seek undervalued stocks across the capitalization spectrum. The investment team has the support of Wellington Management’s Global Industry Analysts in conducting its research-intensive approach. Wellington Management has advised the fund since its inception in 1958.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

31

The board did not consider profitability of Pzena or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders will benefit from economies of scale because of breakpoints in the advisory fee schedules for Pzena and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

32

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

33

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

34

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q222 062016

Semiannual Report | April 30, 2016

Vanguard Windsor™ II Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangements.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2016
Total
Returns
Vanguard Windsor II Fund
Investor Shares	-0.01%
Admiral™ Shares	0.02
Russell 1000 Value Index	1.93
Large-Cap Value Funds Average	-0.36

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2015, Through April 30, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$36.73	$34.44	$0.394	$1.862
Admiral Shares	65.20	61.13	0.725	3.303

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2016, Vanguard Windsor II Fund’s return was virtually flat, compared with an advance of nearly 2% for its benchmark, the Russell 1000 Value Index. The fund finished slightly ahead of the –0.36% average result of its large-capitalization value peer funds.

The Windsor II Fund logged negative returns in four of the ten industry sectors, with financial stocks weighing most heavily on performance. The fund’s industrial and consumer staples stocks performed well, though.

U.S. stocks traveled a rocky road, finishing the period about even

The broad U.S. stock market delivered flat returns for a half year marked by inconsistency, sharp declines, and even sharper rallies.

After struggling during the first four months of the period, U.S. stocks rebounded in the final two. Most of the surge came in March as investors cheered the Federal Reserve’s indication that it would scale back its plan for interest rate hikes in 2016. Continued aggressive stimulus by central bankers in Europe and Asia and a recovery in oil prices also helped.

International stocks traced an even rockier path than their U.S. counterparts en route to modestly negative returns. Developed markets, especially Europe, notched weak results, while emerging markets managed a slight advance.

Bonds have proved attractive with help from the Fed

The broad U.S. bond market returned 2.82% for the half year. After retreating in November and December, the bond market recorded positive results for each of the next four months. It also received a boost from the Fed’s cautious approach to raising short-term interest rates.

The yield of the 10-year U.S. Treasury note closed at 1.83% at the end of April, down from 2.17% six months earlier. (Bond prices and yields move in opposite directions.)

Even though the Fed raised short-term interest rates a quarter percentage point in December, the target rate of 0.25%–0.5% is still very low historically, and it restrained returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 8.72%. In a reversal from the trend of recent years, foreign currencies strengthened against the dollar, helping international bonds. Even without this currency benefit, however, international bond returns were solid.

The struggling financial sector limited the fund’s performance

In contrast to the previous reporting period––the 12 months ended October 31, 2015––value stocks took the lead from

Market Barometer

	Total Returns
	Periods Ended April 30, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	0.22%	0.34%	10.81%
Russell 2000 Index (Small-caps)	-1.90	-5.94	6.98
Russell 3000 Index (Broad U.S. market)	0.06	-0.18	10.50
FTSE All-World ex US Index (International)	-1.52	-10.65	0.25

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.82%	2.72%	3.60%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.55	5.29	5.37
Citigroup Three-Month U.S. Treasury Bill Index	0.08	0.10	0.05

CPI
Consumer Price Index	0.60%	1.13%	1.25%

growth, although neither style distinguished itself much in a zigzagging market. While its style of investing seemed to be in favor, the Windsor II Fund didn’t fully capitalize on value stocks’ modest rise.

Of course, six months is just a snapshot in time and doesn’t necessarily represent a fund’s long-term record. In its more than 30 years of existence, the Windsor II Fund has earned a reputation for identifying well-managed, quality companies that are not fully valued by the market. This approach results in a portfolio made up of the stocks of companies that often must overcome short-term obstacles in order to fulfill their long-term promise.

All five of the Windsor II Fund’s advisors use a bottom-up approach, meaning they consider attractive companies selling at discounted prices rather than the stock market’s direction or the economy’s health. The advisors also use refined strategies to filter out stocks that don’t have strong long-term prospects.

Over the period under review, the Windsor II Fund was hurt most by financial stocks, its largest sector holding. Low interest rates and the more rigorous regulatory environment have been challenges. While no area of the sector offered a great sanctuary, much of the weakness came from major diversified banks. Consumer finance firms also struggled.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.34%	0.26%	1.10%

The fund expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2016, the fund’s annualized expense ratios were 0.33% for Investor Shares and 0.25% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Large-Cap Value Funds.

Do U.S.-based multinationals provide enough global diversification?

Some investors believe that their portfolios get enough exposure to international stocks through their holdings in large-capitalization, multinational U.S. companies such as the ones represented in the Standard & Poor’s 500 Index. After all, those firms generated almost half of their total sales outside the United States in 2014.*

However, international exposure based only on a broad index of U.S.-based companies would be patchy at best. The near-even split of domestic and foreign sales for S&P 500 companies is an average; when you look at individual sectors, a different picture emerges. Information technology firms earned the highest percentage of sales abroad (almost 60% in 2014). Utilities and telecommunication services, which tend to operate regionally or nationally, generated the least overseas revenue.

As the chart below shows, such a portfolio would also differ significantly from a broadly diversified global portfolio in some sector weightings. It would, for example, have more exposure to IT and health care stocks and considerably less to materials and financials.

The bottom line: Large-cap U.S. stocks can give you a degree of exposure to international economic and market forces, but not to the same extent as a combination of both U.S. and
non-U.S. stocks.

S&P 500 Index sector weightings vary from those of global stocks
(Differences in percentage points)

Notes: Data are 12-month-average sector weightings as of March 31, 2016. Global stocks are represented by the FTSE All-World Index.
Sources: Vanguard calculations, based on data from S&P Dow Jones Indices LLC and FTSE International Limited.

* All S&P 500 Index and sector revenue data are from S&P Dow Jones Indices LLC for 2014.
There are additional risks when investing outside the United States, including the possibility that returns will be hurt by a decline in the value of foreign currencies or by unfavorable developments in a particular country or region.

The fund’s consumer discretionary, information technology, and energy stocks also were negative performers or underper-formers. Within consumer discretionary, manufacturers of automobiles and their components were noticeable laggards. The fund’s hardware stocks were a sore spot in the slumping technology industry. And while oil prices have bounced back a bit, they’ve been an albatross for most of the energy sector.

The Windsor II Fund did have some successes. Aerospace and defense companies carried the fund in the industrial sector. The fund’s consumer staples stocks also shone. While utilities was Windsor II’s top-performing sector, with returns of about 17%, the fund’s small exposure didn’t offer much help.

You can find more information on the fund’s positioning and performance in the Advisors’ Report that follows this letter.

Whether it’s index or active, low costs and talent matter

If you listen to some investing pundits, you might think index investing and actively managed investing are incompatible opposites. We at Vanguard don’t see it that way.

To us, it’s not index versus active. In fact, depending on your goals, it could well be index and active.

Vanguard is a pioneer in index investing. In 1976, we opened the first index mutual fund, giving shareholders an opportunity to track the performance of the S&P 500 Index. But our roots in active management—which aims to choose investments that will outperform the market—go back to the 1929 launch of what became Vanguard Wellington™ Fund.

Our index and active funds share important traits. Both are low cost, and as their assets grow, we can take advantage of economies of scale by further reducing fund expense ratios. That allows you to keep more of your fund’s returns.

And low costs aren’t the whole story. Talent and experience are vital no matter a fund’s management style.

When it comes to indexing, portfolio managers in our Equity Index Group and Fixed Income Group have honed their expertise over decades. That expertise helps our index funds meet their objectives of closely tracking their benchmarks.

Our active funds, too, benefit from world-class managers—both our own experts and premier money managers we hire around the globe. There’s no guarantee that active management will lead to market-beating results, but the combination of talent and low costs can give investors a better chance of success.

If you’d like to know more, see Keys to Improving the Odds of Active Management Success and The Case for Index-Fund Investing, available at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 11, 2016

Advisors’ Report

For the six months ended April 30, 2016, Vanguard Windsor II Fund returned –0.01% for Investor Shares and 0.02% for Admiral Shares. Your fund is managed by five independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment. The table below lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 17, 2016.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	56	25,758	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	17	7,965	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Hotchkis and Wiley Capital	13	5,727	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Sanders Capital, LLC	12	5,322	Employs a traditional, bottom-up, fundamental research
			approach to identifying securities that are undervalued
			relative to their expected total return.
Vanguard Quantitative Equity	1	260	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	1	381	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Managers:

Jeff Fahrenbruch, CFA,
Managing Director

David Ganucheau, CFA,
Managing Director

Large-capitalization value stocks were up roughly 2% during the six months under review, but the ride was anything but smooth. After a relatively benign end to 2015, investors once again experienced heightened market volatility at the start of 2016 on the back of weakening commodity prices, widening credit spreads, and concerns regarding emerging-market economies. After the first six weeks, however, the markets began to stabilize. Crude oil rallied off its lows, which had represented a decline of about 75% from the summer of 2014. Confirming the stabilization, credit spreads are now tighter than when the year began, and emerging-market economies seem to be regaining their footing for the time being.

Market volatility presented several new investment opportunities. We added State Street to the fund as investors shunned capital markets stocks, which led to inexpensive valuations. We also added Express Scripts, Teva Pharmaceuticals, and Cardinal Health as the health care sector sold off on political concerns, as well as company-specific issues that we believe are temporary.

Portfolio performance was helped markedly by tobacco companies, led by Philip Morris International. Raytheon, a defense contractor, was also a large boost to performance. Telecommunication services helped the numbers as well, led by Verizon. Energy holdings were a detractor, led by poor performance by ConocoPhillips and refiners Marathon Petroleum and Phillips 66.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

The S&P 500 Index rose 0.43% during the last six months. The modest gains masked a particularly volatile period: Markets fell over 10% on concerns about the Chinese economy and commodity price declines. However, markets rallied toward the end of the period as the Federal Reserve lowered its forecast for 2016 interest rate increases. Positive U.S. economic data and a rebound in oil prices also encouraged investors.

Fourth-quarter annualized U.S. gross domestic product growth was revised upward to 1.4%, surpassing consensus expectations, but an initial read of 0.5% growth for the first quarter of 2016 disappointed. Employment data were generally solid during the period as wage growth remained strong and the unemployment rate fell to a post-recession low of 4.9% in February.

The portfolio benefited from stock selection in the health care sector. Top contributors were Zoetis and Baxalta. We sold Baxalta in March. Stock selection in the industrial sector also helped returns. Top contributors included Honeywell and Copart.

Stock selection in the consumer discretionary sector detracted from performance. The largest detractors included Advance Auto Parts and Norwegian Cruise Line. Stock selection in the information technology sector also hurt returns. The largest detractors included Apple and eBay.

Hotchkis and Wiley Capital
Management, LLC

Portfolio Managers:

George H. Davis, Jr.,
Chief Executive Officer

Sheldon J. Lieberman, Principal

We continue to see that certain market segments offer uncommon valuation opportunities while other segments appear overvalued. Fear that a slowdown in China will spill over into developed economies has led the market to shun most cyclical sectors in favor of non-cyclicals. The paradox is that when investors flock to the perceived safety of non-cyclicals, valuations become more stretched, which makes the stocks risky. In today’s market we find a disproportionate number of attractive risk-adjusted valuation opportunities in market segments that have been shunned.

The portfolio underperformed the Russell 1000 Value Index over the six-month period. Stocks trading at steep valuation discounts and stocks trading at steep valuation premiums both lagged “middle of the road” stocks. We are overweight stocks trading at valuation discounts; the portfolio’s average weight to stocks trading at less than book value was 31% compared with 9% for the index, which detracted considerably from relative performance. Russell 1000 Value stocks trading at less than 1.0 times book value declined 5.7% over the period compared with 1.9% for the entire index.

Stock selection in financials and energy also hurt performance over the period. Positive stock selection in information technology and industrials were the largest contributors to relative performance. The largest detractors from relative performance were Cobalt, AIG, and Sanofi; the largest contributors to relative performance were Cummins, Hewlett-Packard, and Hess.

Sanders Capital, LLC

Portfolio Managers:

Lewis A. Sanders, CFA,
Chief Executive Officer and
Co-Chief Investment Officer

John P. Mahedy, CPA,
Director of Research and
Co-Chief Investment Officer

Our portfolio is positioned to benefit from sustained economic growth as about 75% of holdings are pro-cyclical. The Federal

Reserve’s interest rate normalization will aid our financial sector holdings; we expect normalization to be prompted by a rise in inflation before the end of 2016. The portfolio also has important investments predicated on technology-driven innovation in the pharmaceutical, semiconductor, and computing industries, which are expected to drive faster growth.

Investments in the energy industry remain small. However, they are focused on U.S. natural gas, a segment for which we see exceptional opportunity. Investment returns trailed the benchmark Russell 1000 Value Index slightly this year primarily because of our investments in financials. Much of this underperformance can be traced to suppression of interest rates by central banks, which, as noted, we believe will prove transitory.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler, Principal

Anatoly Shtekhman, CFA

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

For the half year, U.S. equities remained flat after recovering from a steep decline in early January. The fund’s benchmark, the Russell 1000 Value Index, returned 1.93%. As measured by other Russell indexes, the broad U.S. equity market returned 0.06%, large-capitalization stocks 0.22%, and small-caps –1.90%. Value-oriented equities returned 1.87%, surpassing the –1.64% return of growth stocks.

The management decisions and quality components of our fundamentally based model helped relative performance, while the valuation and sentiment components did not perform as expected. The model’s effectiveness over the semiannual period across sectors was mixed. We produced positive stock selection results in five of the ten sectors in the benchmark, benefiting the most from strong stock selection within financials, energy, and information technology. Selections within industrials, materials, and health care detracted from our relative performance.

Among individual stocks, the largest contributors came from overweight positions in Chesapeake Energy and Southwestern Energy, and an underweight position in Kinder Morgan. The portfolio’s relative performance also benefited from avoiding Williams Cos., which declined sharply during the period. Unfortunately, we could not avoid all poorly performing stocks. An overweight position in Santander Consumer USA and an underweight position in AT&T detracted from our relative performance.

Windsor II Fund

Fund Profile
As of April 30, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNFX	VWNAX
Expense Ratio[1]	0.34%	0.26%
30-Day SEC Yield	2.12%	2.24%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	270	688	3,887
Median Market Cap	$63.1B	$54.5B	$51.6B
Price/Earnings Ratio	18.8x	19.8x	22.0x
Price/Book Ratio	2.0x	1.8x	2.7x
Return on Equity	15.7%	12.5%	16.8%
Earnings Growth
Rate	4.2%	2.7%	7.8%
Dividend Yield	2.6%	2.6%	2.1%
Foreign Holdings	8.8%	0.0%	0.0%
Turnover Rate
(Annualized)	33%	—	—
Short-Term
Reserves	1.5%	—	—

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.98	0.95
Beta	0.99	0.97

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Pfizer Inc.	Pharmaceuticals	3.0%
Microsoft Corp.	Systems Software	3.0
JPMorgan Chase & Co.	Diversified Banks	2.9
Wells Fargo & Co.	Diversified Banks	2.6
Bank of America Corp.	Diversified Banks	2.5
Philip Morris
International Inc.	Tobacco	2.3
Johnson Controls Inc.	Auto Parts &
	Equipment	2.2
Medtronic plc	Health Care
	Equipment	2.1
United Technologies	Aerospace &
Corp.	Defense	2.1
Citigroup Inc.	Diversified Banks	2.1
Top Ten		24.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2016, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2016, the annualized expense ratios were 0.33% for Investor Shares and 0.25% for Admiral Shares.

Windsor II Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	9.4%	5.1%	13.5%
Consumer Staples	7.7	7.2	9.0
Energy	11.4	13.7	6.7
Financials	22.4	28.5	17.8
Health Care	18.9	11.8	14.1
Industrials	9.6	10.3	10.8
Information
Technology	13.5	10.8	19.0
Materials	2.2	3.0	3.3
Telecommunication
Services	2.9	2.8	2.4
Utilities	2.0	6.8	3.4

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2005, Through April 30, 2016

Note: For 2016, performance data reflect the six months ended April 30, 2016.

Average Annual Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	-2.94%	9.66%	5.78%
Admiral Shares	5/14/2001	-2.87	9.75	5.87

See Financial Highlights for dividend and capital gains information.

Windsor II Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.1%)[1]
Consumer Discretionary (9.2%)
	Johnson Controls Inc.	23,625,763	978,107
	Ford Motor Co.	46,570,854	631,501
	Delphi Automotive plc	3,976,523	292,791
	Advance Auto Parts Inc.	1,692,065	264,131
	Omnicom Group Inc.	2,680,400	222,393
	DR Horton Inc.	6,387,400	192,005
*	Norwegian Cruise Line
	Holdings Ltd.	2,813,476	137,551
*	Bed Bath & Beyond Inc.	2,494,782	117,804
*	Madison Square Garden
	Co. Class A	732,967	115,061
	General Motors Co.	3,471,931	110,407
	Lennar Corp. Class A	2,353,181	106,623
*,^	JC Penney Co. Inc.	9,968,800	92,510
	Genuine Parts Co.	913,881	87,705
*	Houghton Mifflin
	Harcourt Co.	4,204,138	86,227
	Renault SA	888,771	85,756
	Comcast Corp. Class A	1,308,900	79,529
	Honda Motor Co.
	Ltd. ADR	2,854,300	76,952
*	Discovery
	Communications Inc.
	Class A	2,757,700	75,313
	CBS Corp. Class B	976,000	54,568
	Viacom Inc. Class B	1,324,900	54,188
	Target Corp.	602,393	47,890
*	Meritage Homes Corp.	1,390,408	47,316
*	Deckers Outdoor Corp.	801,500	46,335
	Harley-Davidson Inc.	897,000	42,903
^	Nordstrom Inc.	828,467	42,359
	CalAtlantic Group Inc.	1,268,190	41,051
	Gap Inc.	1,634,200	37,881
	McDonald’s Corp.	13,500	1,708
	Leggett & Platt Inc.	31,094	1,533
	Carnival Corp.	27,475	1,348
	Lear Corp.	11,450	1,318
	Darden Restaurants Inc.	19,623	1,222

	TEGNA Inc.	47,617	1,112
	Goodyear Tire & Rubber Co.	35,081	1,016
	Whirlpool Corp.	2,886	503
	Hasbro Inc.	3,050	258
			4,176,875
Consumer Staples (7.5%)
	Philip Morris
	International Inc.	10,717,788	1,051,629
*	Imperial Brands plc ADR	7,177,925	779,523
	Altria Group Inc.	9,768,232	612,566
	Procter & Gamble Co.	3,583,781	287,133
	Molson Coors Brewing
	Co. Class B	2,263,778	216,485
	Kellogg Co.	2,783,000	213,762
	CVS Health Corp.	1,324,625	133,125
	Wal-Mart Stores Inc.	887,984	59,379
	Bunge Ltd.	396,900	24,806
	Coca-Cola Co.	78,298	3,508
	Tyson Foods Inc. Class A	27,393	1,803
	ConAgra Foods Inc.	40,000	1,782
	Ingredion Inc.	13,900	1,600
	Campbell Soup Co.	24,700	1,524
*	Herbalife Ltd.	24,208	1,403
*,^	Pilgrim’s Pride Corp.	49,800	1,340
	Clorox Co.	10,265	1,285
	PepsiCo Inc.	12,000	1,236
	Coca-Cola Enterprises Inc.	6,400	336
	Kimberly-Clark Corp.	1,863	233
	Sysco Corp.	2,738	126
	Dr Pepper Snapple Group Inc.	292	27
			3,394,611
Energy (11.2%)
	Occidental Petroleum
	Corp.	10,547,462	808,463
	ConocoPhillips	14,948,703	714,398
	Phillips 66	7,549,069	619,854
	Marathon Petroleum
	Corp.	15,822,359	618,338
	BP plc ADR	18,102,698	607,889
	Chevron Corp.	4,548,333	464,749

Windsor II Fund

			Market
			Value•
		Shares	($000)
	Hess Corp.	3,342,600	199,286
^	Range Resources Corp.	4,513,590	199,094
	Marathon Oil Corp.	11,776,300	165,928
	Schlumberger Ltd.	1,353,457	108,737
	Royal Dutch Shell plc
	ADR	1,934,806	102,332
	EOG Resources Inc.	1,152,900	95,253
	Pioneer Natural
	Resources Co.	557,100	92,534
	Cabot Oil & Gas Corp.	3,437,563	80,439
	Murphy Oil Corp.	2,212,200	79,064
*	Cobalt International
	Energy Inc.	14,963,900	48,333
*	Kosmos Energy Ltd.	5,210,700	33,765
	Exxon Mobil Corp.	92,666	8,192
	Valero Energy Corp.	33,400	1,966
	Ensco plc Class A	128,576	1,538
*	Chesapeake Energy Corp.	218,898	1,504
	Plains GP Holdings LP
	Class A	147,863	1,464
	HollyFrontier Corp.	40,900	1,456
	Energen Corp.	33,738	1,433
	Tesoro Corp.	17,643	1,406
*	Southwestern Energy Co.	96,200	1,292
	Noble Corp. plc	108,895	1,223
	Devon Energy Corp.	21,899	759
	Apache Corp.	10,700	582
	ONEOK Inc.	14,900	539
	Columbia Pipeline Group Inc.	9,400	241
			5,062,051
Financials (22.0%)
	JPMorgan Chase & Co.	20,580,309	1,300,676
	Wells Fargo & Co.	23,241,573	1,161,614
	Bank of America Corp.	78,376,904	1,141,168
	Citigroup Inc.	20,635,554	955,013
	PNC Financial Services
	Group Inc.	10,589,268	929,526
	Capital One Financial
	Corp.	10,287,238	744,693
	American Express Co.	10,134,796	663,120
	State Street Corp.	8,493,000	529,114
	American International
	Group Inc.	4,609,868	257,323
	Navient Corp.	15,049,085	205,721
	Intercontinental
	Exchange Inc.	659,900	158,396
	Aon plc	1,338,700	140,724
	Goldman Sachs
	Group Inc.	855,198	140,347
	SunTrust Banks Inc.	3,214,167	134,159
	Hartford Financial
	Services Group Inc.	2,996,000	132,962
	MetLife Inc.	2,922,100	131,787
	Citizens Financial
	Group Inc.	5,048,900	115,367
	BNP Paribas SA	2,142,164	113,447

	Morgan Stanley	3,924,600	106,200
	Fifth Third Bancorp	5,780,912	105,848
*	SLM Corp.	14,934,252	101,105
	Corrections Corp. of
	America	3,252,134	98,930
	Charles Schwab Corp.	3,291,900	93,523
	Barclays plc	36,326,564	91,208
	Unum Group	2,587,936	88,533
	CBOE Holdings Inc.	1,252,000	77,574
	Allstate Corp.	826,800	53,783
	Host Hotels &
	Resorts Inc.	3,382,100	53,505
	Sumitomo Mitsui
	Financial Group Inc.	1,449,400	43,615
	Lincoln National Corp.	897,161	38,982
	Prudential Financial Inc.	433,977	33,694
*	Synchrony Financial	1,044,121	31,919
	Bank of New York
	Mellon Corp.	60,838	2,448
	Travelers Cos. Inc.	19,600	2,154
	Aflac Inc.	29,411	2,028
	Regions Financial Corp.	195,175	1,831
*	S&P Global Inc.	16,817	1,797
	Digital Realty Trust Inc.	19,000	1,672
	Discover Financial Services	27,795	1,564
	VEREIT Inc.	173,060	1,537
	Senior Housing
	Properties Trust	83,808	1,473
	Lamar Advertising Co.
	Class A	23,700	1,470
	Reinsurance Group of
	America Inc. Class A	15,300	1,457
	Mid-America Apartment
	Communities Inc.	14,500	1,388
	Northern Trust Corp.	15,442	1,098
	Everest Re Group Ltd.	4,945	914
	WP Carey Inc.	11,898	727
	US Bancorp	14,905	636
	Voya Financial Inc.	18,687	607
	Hospitality Properties Trust	19,400	496
	Nasdaq Inc.	6,000	370
	Axis Capital Holdings Ltd.	2,650	141
	Chubb Ltd.	1,013	119
			9,999,503
Health Care (18.6%)
	Pfizer Inc.	41,660,782	1,362,724
	Medtronic plc	12,238,406	968,670
	Merck & Co. Inc.	16,189,375	887,825
	Anthem Inc.	6,234,947	877,694
	Johnson & Johnson	7,367,119	825,707
	Sanofi ADR	18,495,600	760,169
*	Express Scripts
	Holding Co.	9,602,400	707,985
	Zoetis Inc.	7,239,897	340,492
	Teva Pharmaceutical
	Industries Ltd. ADR	4,369,638	237,927

Windsor II Fund

			Market
			Value•
		Shares	($000)
	UnitedHealth Group Inc.	1,414,200	186,222
	St. Jude Medical Inc.	1,912,516	145,734
	Eli Lilly & Co.	1,846,199	139,443
	Stryker Corp.	1,148,100	125,154
	Cigna Corp.	885,613	122,693
	Aetna Inc.	1,021,500	114,684
	GlaxoSmithKline plc ADR	2,591,100	111,184
*	Mallinckrodt plc	1,569,200	98,106
	Sanofi	1,020,000	84,076
	Cardinal Health Inc.	846,000	66,377
*	Allergan plc	296,380	64,184
	Zimmer Biomet
	Holdings Inc.	512,900	59,378
	Roche Holding AG	231,900	58,673
	Humana Inc.	287,500	50,908
	AbbVie Inc.	574,077	35,019
	Baxter International Inc.	37,972	1,679
	Bristol-Myers Squibb Co.	18,560	1,340
*	Hologic Inc.	39,070	1,312
*	Quintiles Transnational
	Holdings Inc.	9,700	670
	Agilent Technologies Inc.	5,667	232
			8,436,261
Industrials (9.4%)
	United Technologies
	Corp.	9,275,572	968,091
	Honeywell
	International Inc.	7,768,961	887,759
	General Dynamics Corp.	4,516,260	634,625
	Raytheon Co.	2,968,656	375,090
	Cummins Inc.	1,503,500	175,955
	Eaton Corp. plc	2,563,600	162,199
	Parker-Hannifin Corp.	1,180,500	136,962
	Union Pacific Corp.	1,455,100	126,928
^	CNH Industrial NV	11,158,300	86,365
	Rockwell Automation Inc.	696,200	78,998
	Tyco International plc	1,985,100	76,466
*	Copart Inc.	1,680,200	71,980
	Koninklijke Philips NV	2,612,521	71,870
	General Electric Co.	2,315,836	71,212
	American Airlines
	Group Inc.	1,754,700	60,871
	Deere & Co.	706,000	59,382
	Rockwell Collins Inc.	648,200	57,165
	Boeing Co.	379,400	51,143
	PACCAR Inc.	817,400	48,153
	Stanley Black &
	Decker Inc.	312,000	34,919
	Embraer SA ADR	1,152,200	26,616
*	Quanta Services Inc.	66,144	1,569
	Trinity Industries Inc.	79,200	1,545
	Owens Corning	30,300	1,396
	Alaska Air Group Inc.	14,805	1,043
	Waste Management Inc.	13,452	791
	AGCO Corp.	12,420	664

	Allison Transmission
	Holdings Inc.	20,560	592
	Northrop Grumman Corp.	2,692	555
	ManpowerGroup Inc.	7,042	542
	Expeditors International of
	Washington Inc.	8,343	414
	`		4,271,860
Information Technology (13.1%)
	Microsoft Corp.	27,239,790	1,358,448
	Oracle Corp.	20,970,400	835,880
	QUALCOMM Inc.	11,858,522	599,093
	Apple Inc.	5,026,461	471,181
	Intel Corp.	13,646,700	413,222
*	Alphabet Inc. Class A	489,418	346,449
	Cisco Systems Inc.	11,135,702	306,121
	Corning Inc.	15,564,200	290,584
	Visa Inc. Class A	2,345,300	181,151
	Samsung Electronics
	Co. Ltd.	153,400	167,180
*	eBay Inc.	5,417,700	132,354
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	5,230,300	123,383
*	NXP Semiconductors NV	1,307,225	111,480
	Telefonaktiebolaget LM
	Ericsson ADR	12,264,600	99,221
	Applied Materials Inc.	4,700,500	96,219
	Hewlett Packard
	Enterprise Co.	5,415,000	90,214
	Fidelity National
	Information Services Inc.	1,321,800	86,974
	Teradyne Inc.	3,009,800	56,915
	Skyworks Solutions Inc.	836,800	55,915
*	Alphabet Inc. Class C	75,933	52,622
	HP Inc.	3,325,549	40,805
*	Teradata Corp.	1,161,200	29,378
	International Business
	Machines Corp.	21,644	3,159
	NVIDIA Corp.	53,617	1,905
	Lam Research Corp.	20,845	1,593
	Western Union Co.	78,600	1,572
*	NCR Corp.	49,474	1,439
	Avnet Inc.	34,600	1,423
	Xerox Corp.	146,724	1,409
	Texas Instruments Inc.	23,200	1,323
	Computer Sciences Corp.	27,900	924
*	Flextronics International Ltd. 60,500		735
*	Arrow Electronics Inc.	10,666	662
	CSRA Inc.	23,200	602
	Motorola Solutions Inc.	8,000	602
*	Nuance
	Communications Inc.	21,400	368
	Marvell Technology
	Group Ltd.	36,200	361
			5,962,866

Windsor II Fund

			Market
			Value•
		Shares	($000)
Materials (2.2%)
	Air Products &
	Chemicals Inc.	5,789,962	844,698
	International Paper Co.	1,127,800	48,800
	Monsanto Co.	438,600	41,088
	Packaging Corp. of
	America	487,600	31,635
*	Crown Holdings Inc.	413,771	21,913
	Dow Chemical Co.	55,800	2,936
	LyondellBasell Industries
	NV Class A	25,620	2,118
	Avery Dennison Corp.	21,295	1,546
	Sealed Air Corp.	28,289	1,340
	Reliance Steel &
	Aluminum Co.	6,016	445
	EI du Pont de Nemours
	& Co.	1,935	127
			996,646
Other (0.2%)
2	Vanguard Value ETF	630,600	52,743
	SPDR S&P500 ETF Trust	197,312	40,706
			93,449
Telecommunication Services (2.8%)
	Verizon
	Communications Inc.	15,186,523	773,601
	AT&T Inc.	10,142,599	393,736
	Vodafone Group plc ADR	3,549,336	116,205
	CenturyLink Inc.	55,800	1,727
			1,285,269
Utilities (1.9%)
3	CenterPoint Energy Inc.	22,827,443	489,649
*	Calpine Corp.	9,249,800	145,962
	Entergy Corp.	1,160,187	87,223
	NRG Energy Inc.	5,582,900	84,302
	PPL Corp.	714,700	26,901
	Southern Co.	535,800	26,843
	Exelon Corp.	62,300	2,186
	American Electric
	Power Co. Inc.	33,500	2,127
	Public Service Enterprise
	Group Inc.	43,181	1,992
	FirstEnergy Corp.	49,000	1,597
	UGI Corp.	38,146	1,535
	Pinnacle West Capital Corp.	19,942	1,449
	NiSource Inc.	63,237	1,436
	Consolidated Edison Inc.	8,510	635
	Duke Energy Corp.	2,143	169
	NextEra Energy Inc.	1,100	129
			874,135
Total Common Stocks
(Cost $35,029,034)			44,553,526

Temporary Cash Investments (2.3%)[1]
Money Market Fund (2.2%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.495%	1,001,033,000	1,001,033

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[6,7]	Federal Home Loan Bank
	Discount Notes,
	0.501%, 5/3/16	8,000	8,000
[6,7]	Federal Home Loan Bank
	Discount Notes,
	0.335%, 7/22/16	10,000	9,993
6	Federal Home Loan Bank
	Discount Notes,
	0.371%, 9/13/16	5,000	4,993
6	Federal Home Loan Bank
	Discount Notes,
	0.465%, 10/28/16	10,000	9,979
			32,965
Total Temporary Cash Investments
	(Cost $1,033,996)		1,033,998
Total Investments (100.4%)
	(Cost $36,063,030)		45,587,524

			Amount
			($000)
Other Assets and Liabilities (-0.4%)
	Other Assets
Investment in Vanguard			3,750
Receivables for Investment Securities Sold 360,020
Receivables for Accrued Income			50,355
Receivables for Capital Shares Issued			68,290
	Other Assets		6,384
	Total Other Assets		488,799
	Liabilities
Payables for Investment Securities
	Purchased		(466,919)
Collateral for Securities on Loan			(27,695)
Payables to Investment Advisor			(11,895)
Payables for Capital Shares Redeemed			(76,001)
Payables to Vanguard			(79,017)
	Other Liabilities		(2,173)
	Total Liabilities		(663,700)
	Net Assets (100%)		45,412,623

Windsor II Fund

At April 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	34,847,375
Undistributed Net Investment Income	256,834
Accumulated Net Realized Gains	787,290
Unrealized Appreciation (Depreciation)
Investment Securities	9,524,494
Futures Contracts	(3,419)
Foreign Currencies	49
Net Assets	45,412,623

Investor Shares—Net Assets
Applicable to 416,477,047 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,343,560
Net Asset Value Per Share—
Investor Shares	$34.44

Admiral Shares—Net Assets
Applicable to 508,285,825 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	31,069,063
Net Asset Value Per Share—
Admiral Shares	$61.13

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $27,615,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 1.6%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $27,695,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $8,200,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Six Months Ended
April 30, 2016
($000)
Investment Income
Income
Dividends[1]	563,104
Interest	2,076
Securities Lending	1,407
Total Income	566,587
Expenses
Investment Advisory Fees—Note B
Basic Fee	31,442
Performance Adjustment	(7,620)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,208
Management and Administrative—Admiral Shares	20,016
Marketing and Distribution—Investor Shares	1,319
Marketing and Distribution—Admiral Shares	1,118
Custodian Fees	182
Shareholders’ Reports—Investor Shares	135
Shareholders’ Reports—Admiral Shares	120
Trustees’ Fees and Expenses	25
Total Expenses	60,945
Expenses Paid Indirectly	(799)
Net Expenses	60,146
Net Investment Income	506,441
Realized Net Gain (Loss)
Investment Securities Sold	1,005,122
Futures Contracts	14,920
Foreign Currencies	69
Realized Net Gain (Loss)	1,020,111
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,574,734)
Futures Contracts	(4,308)
Foreign Currencies	93
Change in Unrealized Appreciation (Depreciation)	(1,578,949)
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,397)
1 Dividends are net of foreign withholding taxes of $2,090,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	506,441	1,072,069
Realized Net Gain (Loss)	1,020,111	2,378,149
Change in Unrealized Appreciation (Depreciation)	(1,578,949)	(2,599,668)
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,397)	850,550
Distributions
Net Investment Income
Investor Shares	(163,559)	(358,906)
Admiral Shares	(350,462)	(733,475)
Realized Capital Gain[1]
Investor Shares	(772,959)	(1,126,628)
Admiral Shares	(1,596,655)	(2,171,142)
Total Distributions	(2,883,635)	(4,390,151)
Capital Share Transactions
Investor Shares	(85,834)	(726,917)
Admiral Shares	1,273,900	1,217,313
Net Increase (Decrease) from Capital Share Transactions	1,188,066	490,396
Total Increase (Decrease)	(1,747,966)	(3,049,205)
Net Assets
Beginning of Period	47,160,589	50,209,794
End of Period[2]	45,412,623	47,160,589

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $218,890,000 and $362,212,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $256,834,000 and $264,345,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$36.73	$39.59	$36.19	$29.33	$25.68	$24.37
Investment Operations
Net Investment Income	. 383	. 809	. 868.740		. 644	. 557
Net Realized and Unrealized Gain (Loss)
on Investments	(.417)	(.229)	4.167	6.842	3.627	1.276
Total from Investment Operations	(.034)	.580	5.035	7.582	4.271	1.833
Distributions
Dividends from Net Investment Income	(. 394)	(. 827)	(. 838)	(.722)	(. 621)	(. 523)
Distributions from Realized Capital Gains	(1.862)	(2.613)	(.797)	—	—	—
Total Distributions	(2.256)	(3.440)	(1.635)	(.722)	(.621)	(.523)
Net Asset Value, End of Period	$34.44	$36.73	$39.59	$36.19	$29.33	$25.68

Total Return[1]	-0.01%	1.57%	14.36%	26.26%	16.90%	7.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,344	$15,397	$17,312	$18,034	$18,255	$19,010
Ratio of Total Expenses to
Average Net Assets[2]	0.33%	0.34%	0.36%	0.36%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.25%	2.12%	2.28%	2.25%	2.30%	2.11%
Portfolio Turnover Rate	33%	26%	27%	27%	22%	23%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.02%), 0.00%, (0.01%), (0.02%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$65.20	$70.27	$64.23	$52.06	$45.59	$43.26
Investment Operations
Net Investment Income	.705	1.492	1.601	1.366	1.188	1.025
Net Realized and Unrealized Gain (Loss)
on Investments	(.747)	(.401)	7.398	12.134	6.424	2.264
Total from Investment Operations	(.042)	1.091	8.999	13.500	7.612	3.289
Distributions
Dividends from Net Investment Income	(.725)	(1.525)	(1.545)	(1.330)	(1.142)	(.959)
Distributions from Realized Capital Gains	(3.303)	(4.636)	(1.414)	—	—	—
Total Distributions	(4.028)	(6.161)	(2.959)	(1.330)	(1.142)	(.959)
Net Asset Value, End of Period	$61.13	$65.20	$70.27	$64.23	$52.06	$45.59

Total Return[1]	0.02%	1.66%	14.46%	26.36%	16.98%	7.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,069	$31,763	$32,898	$27,593	$19,032	$14,771
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.26%	0.28%	0.28%	0.27%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.33%	2.20%	2.36%	2.33%	2.38%	2.19%
Portfolio Turnover Rate	33%	26%	27%	27%	22%	23%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.02%), 0.00%, (0.01%), (0.02%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Windsor II Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2016, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2012–2015), and for the period ended April 30, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2016, or at any time during the period then ended.

Windsor II Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; and Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Prime Market 750 Index for the preceding three years. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Investable Market 2500 Index for the preceding three years. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance relative to the Russell 3000 Index for the preceding five years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $177,000 for the six months ended April 30, 2016.

For the six months ended April 30, 2016, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a decrease of $7,620,000 (-0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2016, the fund had contributed to Vanguard capital in the amount of $3,750,000, representing 0.01% of the fund’s net assets and 1.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2016, these arrangements reduced the fund’s expenses by $799,000 (an annual rate of 0.00% of average net assets).

Windsor II Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	43,909,571	643,955	—
Temporary Cash Investments	1,001,033	32,965	—
Futures Contracts—Liabilities[1]	(2,169)	—	—
Total	44,908,435	676,920	—
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2016	3,185	327,912	(3,419)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2016, the fund realized net foreign currency gains of $69,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Windsor II Fund

At April 30, 2016, the cost of investment securities for tax purposes was $36,063,030,000. Net unrealized appreciation of investment securities for tax purposes was $9,524,494,000, consisting of unrealized gains of $12,656,654,000 on securities that had risen in value since their purchase and $3,132,160,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2016, the fund purchased $7,296,893,000 of investment securities and sold $7,512,104,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2016		October 31, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	446,846	13,525	819,260	22,029
Issued in Lieu of Cash Distributions	915,063	26,914	1,452,867	39,652
Redeemed	(1,447,743)	(43,129)	(2,999,044)	(79,782)
Net Increase (Decrease)—Investor Shares	(85,834)	(2,690)	(726,917)	(18,101)
Admiral Shares
Issued	1,283,953	21,643	2,623,185	39,268
Issued in Lieu of Cash Distributions	1,849,268	30,653	2,766,828	42,548
Redeemed	(1,859,321)	(31,212)	(4,172,700)	(62,796)
Net Increase (Decrease) —Admiral Shares	1,273,900	21,084	1,217,313	19,020

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds			April 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy Inc.	485,793	—	69,366	13,167	—	489,649
Vanguard Market Liquidity Fund	1,700,854	NA2	NA [2]	2,036	—	1,001,033
Vanguard Value ETF	104,200	—	51,429	1,080	—	52,743
Total	2,290,847			16,283	—	1,543,425
1 Includes net realized gain (loss) on affiliated investment securities sold of $21,832,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

K. Management has determined that no material events or transactions occurred subsequent to April 30, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	10/31/2015	4/30/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$999.87	$1.64
Admiral Shares	1,000.00	1,000.18	1.24
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.22	$1.66
Admiral Shares	1,000.00	1,023.62	1.26

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.33% for Investor Shares and 0.25% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/366).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor II Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley); Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley); Lazard Asset Management LLC (Lazard); Sanders Capital, LLC (Sanders Capital); and The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Barrow Hanley. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using fundamental research, Barrow Hanley seeks to make long-term investments in quality or improving businesses that are undervalued due to short-term disappointments. The firm seeks to construct a portfolio with strict adherence to valuation factors, with below-average price/earnings and price/book value ratios, and above-average current yields. Barrow Hanley has advised the fund since the fund’s inception in 1985.

Hotchkis and Wiley. Founded in 1980, Hotchkis and Wiley is a value-oriented firm that manages various large-, mid-, and small-cap portfolios. Hotchkis and Wiley invests in companies where it believes that the present value of future cash flows exceeds the market price. The firm believes that the market frequently undervalues companies due to the extrapolation of current trends, while capital flows usually cause a company’s returns and profitability to normalize over the long term. Hotchkis and Wiley seeks to identify these companies with a disciplined, bottom-up research process. The portfolio managers leverage the support of a broad analyst team, which is organized into sector teams in an effort to better understand the impact that industry dynamics and macro-economic risk factors might have on individual companies. Hotchkis and Wiley has managed a portion of the fund since 2003.

Lazard. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. The investment team at Lazard employs a relative value, bottom-up stock-selection process to identify stocks with sustainable financial productivity and attractive valuations. Utilizing scenario analysis, the team seeks to understand the durability and future direction of financial productivity and valuation. Lazard is a subsidiary of Lazard Freres & Co. LLC and has managed a portion of the fund since 2007.

Sanders Capital. Founded in 2009, Sanders Capital employs a traditional bottom-up, fundamental research-driven approach to identify securities that are undervalued relative to their expected total return. The portfolio managers are supported by a well-credentialed and experienced sector analyst team, in addition to a quantitative research analyst. Sanders Capital has managed a portion of the fund since 2010.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1991.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Barrow Hanley, Hotchkis and Wiley, Lazard, or Sanders Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley, Hotchkis and Wiley, Lazard, and Sanders Capital. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q732 062016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial
Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: June 15, 2016
VANGUARD WINDSOR FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: June 15, 2016

* By: /s/ Heidi Stam
Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.